Exhibit 99.3

PARTNERSHIP INTEREST PURCHASE AND SALE AGREEMENT

This Partnership Interest Purchase and Sale Agreement (this “Agreement”) is executed and delivered as of July 28, 2005, by and between Fore Holdings, LLC, an Illinois limited liability company (the “Seller”), and Clinton Industries L.L.C., an Illinois limited liability company (“Clinton”), Lake D.G.R. Associates I, LLC, an Illinois limited liability company (“DGR”) and L.L.L. Partnership, LLC, an Illinois limited liability company (“LLL”; collectively with DGR and Clinton referred to herein as “Buyers”).

WHEREAS, the Seller owns a fifty-one percent (51%) partnership interest (the “Purchased Interest”) in Overlook Associates, an Illinois general partnership (the “Company”);

WHEREAS, the Seller desires to sell, assign and transfer unto the Buyers all of the Purchased Interest, all on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

SALE OF PARTNERSHIP INTEREST

1.1. Sale, Assignment and Transfer. Upon the terms and subject to the conditions of this Agreement, on the Closing Date (as defined in Section 1.5 hereof), the Seller shall sell, assign, transfer and set over unto the Buyers, and the Buyers shall purchase the Purchased Interest, free and clear of all liens, claims, security interests, pledges and encumbrances of every kind.

1.2. Percentages. Clinton shall purchase fifty percent (50%) of the Purchased Interest, DGR shall purchase twenty-five percent (25%) of the Purchased Interest and LLL shall purchase twenty-five percent (25%) of the Purchased Interest.

1.3. Purchase Price. The purchase price (the “Purchase Price”) for the Purchased Interest shall be Three Million Eight Hundred Forty-Six Thousand Seventy-Six Dollars ($3,846,076), to be paid as follows:

(a) Payment by Clinton. Clinton shall pay Seller One Million Nine Hundred Twenty-Three Thousand Thirty Eight Dollars ($1,923,038) on the Closing Date;

(b) Payment by DGR. DGR shall pay Seller Nine Hundred Sixty-One Thousand Five Hundred Nineteen Dollars ($961,519) on the Closing Date; and

(c) Payment by LLL. LLL shall pay Seller Nine Hundred Sixty-One Thousand Five Hundred Nineteen Dollars ($961,519) on the Closing Date.

1.4. Liquidation, Distribution of Company Assets and Payment of Company Liabilities. Simultaneously with the Closing hereunder, a final accounting of the assets and liabilities of the Company (exclusive of the Company’s interests in WN Overlook Associates, the owner of the real property located in Lincolnshire, Illinois commonly known as 300 Tower

Parkway (the “Property”)) shall be taken and the Company shall distribute all of its cash and other assets other than the Escrowed Funds (as hereinafter defined) to Seller and Tower Parkway Associates L.L.C. (“Tower”; together with Seller referred to as the “Partners”) in accordance with their partnership interests in the Company immediately prior to Closing. All costs and expenses related to the operation of the Company and attributable to the properties commonly known as One Overlook, Two Overlook or Three Overlook in Lincolnshire, Illinois shall be paid by the Partners in accordance with their partnership interests in the Company immediately prior to Closing, regardless of when such expenses are incurred. All costs and expenses related to the operation of the Company and attributable to the Property that are incurred prior to the Closing Date and that are ascertainable as of the Closing Date shall be paid by the Partners in accordance with their partnership interests in the Company immediately prior to Closing. In connection therewith, the amount of $250,000 (the “Escrowed Funds”) shall be deposited by the Partners, in proportion with their partnership interests in the Company immediately prior to Closing, into escrow at the time of the Closing, which Escrowed Funds shall be used to pay costs and expenses related to the operation of the Company that were incurred prior to the Closing Date but will not be ascertainable until after the Closing Date. All Escrowed Funds remaining in the escrow on September 30, 2005 shall be distributed to the Partners in proportion with their partnership interests in the Company immediately prior to Closing. Seller shall have no responsibility with respect to costs or expenses related to the operation of the Company or attributable to the Property that are attributable to periods subsequent to the Closing Date. Such costs and expenses shall be paid by Tower and the Buyers.

1.5. Closing Date. The completion of the purchase, sale and assignment of the Purchased Interest (the “Closing”) shall occur immediately following the closing contemplated in that certain Real Estate Purchase Agreement between Seller, Clinton, DGR and LLL, collectively as sellers, and The Northwestern Mutual Life Insurance Company, a Wisconsin corporation (“Northwestern”), as buyer, dated as of July 28, 2005, for the purchase of real property commonly known as Two Overlook Point and Three Overlook Point (the “2/3 Purchase Agreement”) and the closing contemplated in that certain Real Estate Purchase Agreement between the Company, as seller, and Corporate Overlook Campus, LLC, as buyer, dated as of July 28, 2005, for the purchase of an undivided eighty and 4/100 percent (80.4%) tenancy-in-common interest in the real property commonly known as One Overlook Point (the “1 Purchase Agreement”). Such date upon which the Closing occurs shall be the “Closing Date.” In the event Closing does not occur on or before July 28, 2005, for any reason, this Agreement shall automatically terminate unless the parties agree in writing to extend it.

1.6. Closing Deliveries. At Closing, the parties shall make the deliveries listed below, each signed by the appropriate parties and dated as of the Closing:

(a) The Seller:

(i) an Assignment and Assumption Agreement, in the form attached hereto as Exhibit A (the “Assignment”), assigning to the Buyers all of the Seller’s interest in and to the Purchased Interest, free and clear of all liens and encumbrances;

(ii) Strict Joint Order Escrow Instructions signed by Seller or Seller’s attorney regarding the Escrowed Funds; and

(iii) such other documents and instruments as the Buyers may reasonably request to vest control of the Purchased Interest in them and to otherwise carry out the intentions of the parties as memorialized in this Agreement.

(b) The Buyers:

(i) a counterpart of the Assignment;

(ii) the Purchase Price, in cash or cash equivalent;

(iii) Strict Joint Order Escrow Instructions signed by Tower, of which Buyers are the members, or Tower’s attorney regarding the Escrowed Funds; and

(iv) such other documents and instruments as the Seller may reasonably request to secure the performance to Seller of the payments and the other obligations of the Buyers under this Agreement and to otherwise carry out the intentions of the parties as memorialized in this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLER

2.1 Representations and Warranties of Seller. Subject to the limitations set forth in Section 5.1, Seller hereby represents and warrants to Buyers that, to Seller’s knowledge as of the date hereof:

(a) Seller has not received any written notice, not subsequently cured, from any governmental entity citing Seller for any material violation of any law, ordinance, order, or regulation which is applicable to the present use and occupancy of the Property;

(b) Seller has not been served in any litigation, arbitration or other judicial, administrative, or other similar proceedings involving, related to, or arising out of the Property which is currently pending, and which would have a material impact on Buyers’ ownership interest in the Property;

(c) Seller, and the individuals signing this Agreement on behalf of Seller, have the full legal power, authority, and right to execute and deliver, and to perform their legal obligations under this Agreement, and Seller’s performance hereunder and the transactions contemplated hereby, have been duly authorized by all requisite action on the part of Seller and no remaining limited liability company action is required to make this Agreement binding on Seller;

(d) Seller has not received any official governmental notice of any actual condemnation of the Property or any part thereof;

(e) Seller has not received a written notice from any governmental agency with respect to any Hazardous Material contamination on the Property, or with respect to any investigation, administrative order, consent order or agreement, litigation, or settlement with respect to Hazardous Material or Hazardous Material contamination that is in existence with respect to the Property. As used herein, “Hazardous Material” means any hazardous, toxic or dangerous waste, substance, or material, as currently defined for purposes of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other federal, state, or local law, ordinance, rule, or regulation, applicable to the Property, and establishing liability standards or required action as to reporting, discharge, spillage, storage, uncontrolled loss, seepage, filtration, disposal, removal, use, or existence of a hazardous, toxic, or dangerous waste, substance or material;

(f) there are no employees of Seller working at the Property; and

(g) Seller represents and warrants that Seller, all persons and entities owning (directly or indirectly) a ten percent (10%) or greater ownership interest in Seller, all guarantors and/or indemnitors of the obligations of Seller (if any) in favor of Buyer in connection with the sale of the Property: (i) are not, and shall not become, a person or entity with whom Buyers are restricted from doing business with under regulations of the Office of Foreign Assets Control (“OFAC”) of the Department of the Treasury (including, but not limited to, those named on OFAC’s Specially Designated Nationals and Blocked Persons list) or under any statute, executive order (including, but not limited to, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action; (ii) are not, and shall not become, a person or entity with whom Buyers are restricted from doing business with under the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001 or the regulations or orders thereunder; and (iii) are not knowingly engaged in, and shall not engage in, any dealings or transaction or be otherwise associated with such persons or entities described in (i) and (ii) above.

For purposes of this Agreement and any document delivered at Closing, whenever the phrase “to Seller’s knowledge,” or the “knowledge” of Seller or words of similar import are used, they shall be deemed to refer to facts within the actual knowledge only of John Ryan and no others, at the times indicated only, without duty of inquiry.

Subject to the provisions of Section 5.1 hereof, Seller, shall, effective from and after the Closing Date, indemnify, defend and hold Buyers harmless from and against any actual, direct damages (exclusive of any consequential damages but including reasonable attorneys’ fees and other legal costs) incurred by Buyers which Buyers can prove Buyers would not have incurred but for inaccuracy in the representations and warranties of Seller set forth in this Section hereof entitled “Representations and Warranties of Seller” as of the Closing Date.

2.2 Representations and Warranties of Buyers. Buyers hereby represent and warrant to Seller that:

(a) Buyers have the full legal power, authority, and right to execute and deliver, and to perform its legal obligations under, this Agreement, Buyers’ performance hereunder and the transactions contemplated hereby have been duly authorized by all requisite action on the part of Buyers, and no remaining action is required to make this Agreement binding on Buyers, and Buyers have the financial capacity to perform their obligations under this Agreement.

(b) Neither the execution, delivery, and performance of this Agreement or any other agreement contemplated hereunder, nor the carrying out by Buyers of the transactions contemplated hereby or thereby will conflict with, result in a breach of, constitute a default under, or accelerate the maturity of (a) any applicable provision of Buyers’ organizational documents or other governing instrument, (b) any applicable legal requirement to which Buyers are subject, or (c) any other agreement, indenture, or instrument to which Buyers are a party or by which Buyers are or may be bound or affected. No consent of any third party that has not been obtained is required in order for Buyers to enter into this Agreement or any other agreement contemplated hereunder or for Buyers to carry out the transactions contemplated hereby or thereby.

The express representations and warranties of Buyers and Seller made in this Agreement shall not merge into any instrument or conveyance delivered at the Closing and shall survive Closing for a period of twelve (12) months. Seller does not make any representations regarding the condition of the Property or the Purchased Interest except as expressly set forth herein, it being understood and agreed by the parties that the Purchased Interest is being sold to Buyers “AS IS, WHERE IS.” Buyers acknowledge and agree that they have had or will have the opportunity to conduct such inspections, investigations and other independent examinations of the Property and related matters as Buyers sees fit and, except as set forth in Section 2.1 (as limited by Section 5.1), Buyers will rely upon the same and not upon any statements of Seller or of any officer, director, employee, agent or attorney of Seller.

ARTICLE III

INTENTIONALLY OMITTED

ARTICLE IV

OBLIGATIONS OF BUYERS

4.1 Obligations of Buyers. The obligations of Buyers under this Agreement shall be joint and several. In the event any Buyer (“Defaulting Buyer”) fails to pay its purchase price pursuant to Section 1.3, each other Buyer (each a “Non-Defaulting Buyer”) shall pay fifty percent (50%) of the Defaulting Buyer’s purchase price (or one hundred percent (100%) in the event there are two Defaulting Buyers) and the percentage of the Purchased Interest specified in Section 1.2 to be transferred to the Defaulting Buyer(s) shall be transferred to the Non-Defaulting Buyer(s).

ARTICLE V

GENERAL PROVISIONS

5.1 Survival of Representations, Covenants, and Obligations. Except as otherwise expressly provided herein, the representations, covenants, indemnities or obligations contained herein made by Seller or Buyers shall survive Closing for a period of twelve (12) months from the Closing Date. Seller will be liable for any claim under this Agreement up to an aggregate amount for all claims under this Agreement of Five Hundred Thousand Dollars ($500,000). Nothing contained in this Agreement is intended to limit any liability of Seller to any third parties arising from matters incurred or existing during the period that Seller owned the Purchased Interests.

5.2 Governing Law. This Agreement shall be subject to and governed by the laws of the State of Illinois, irrespective of its conflict of laws principles and irrespective of whether one or more of the parties now is or may become a resident of a different state. The parties agree that all disputes between them arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Agreement and whether arising in contract, tort, equity, or otherwise, shall be resolved only by state or federal courts located in Cook County, Illinois. The parties waive any and all objections that it may have to the location of the court considering the dispute. The parties waive personal service of any process upon them and consent that all such service of process be made by registered mail directed to each of them at the address stated on the signature page hereto (the “Notice Address”), absent written agreement to the contrary.

5.3 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered when delivered personally, or when sent by registered or certified mail or prepaid overnight courier or by legible facsimile addressed to the parties at their Notice Address. Notice is deemed received the next business day (in the case of personal delivery), three (3) days after mailing (in the case of registered mail) and the next business day (in the case of overnight courier or facsimile transmission).

5.4 Successors and Assigns. The rights of the parties under this Agreement shall not be assignable without the written consent of each of them. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any person other than the parties any right, remedy or claim under or by reason of this Agreement.

5.5 Entire Agreement; Amendments. This Agreement, and the documents and instruments delivered pursuant hereto, contain the entire understanding of the parties with regard to the subject matter contained herein or therein, and supersede all prior agreements or understandings between or among any of the parties. The parties, by mutual agreement in writing, may amend, modify and supplement this Agreement.

5.6 Waivers. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. The failure of any party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

5.7 Expenses. Each party shall pay all of its respective costs and expenses incurred incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and accountants.

5.8 Execution in Counterparts. This Agreement may be executed in counterparts, including by facsimile transmission, all of which, taken together, shall constitute one and the same agreement.

5.9 Further Assurances of the Seller. From time to time following the Closing, the Seller shall execute and deliver to the Buyers such other instruments of conveyance and transfer as the Buyers may reasonably request or as may be otherwise necessary to more effectively convey and transfer to, and vest in, the Buyers, and put Buyers in possession of, the Purchased Interest.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Partnership Interest Purchase and Sale Agreement as of the date first written above.

THE SELLER:		THE BUYERS:

Fore Holdings, LLC,		Clinton Industries L.L.C.,
an Illinois limited liability company		an Illinois limited liability company

By:		By:
Name:	C. Lawrence Connolly, III	Name:	Gerard M. Kenny
Its:	Authorized Representative	Its:

Address:	100 Half Day Road	Address:
Lincolnshire, Illinois 60069
Attn: C. Lawrence Connolly, III
	Fax: 847- 771-7906		Fax:

Lake D.G.R. Associates I, LLC,
an Illinois limited liability company

	By:	Lake D.G.R. Associates, an Illinois general partnership, member

By:
		Name:	Donald L. Asher
		Its:	Partner

Address:	c/o Van Vlissingen and Co.
1 Overlook Point
Lincolnshire, IL 60069
Attn: Donald L. Asher
Fax: 847-634-9598

L.L.L. Partnership, LLC,
an Illinois limited liability company

By:
Name:	Charles R. Lamphere
Its:

Address:	c/o Van Vlissingen and Co.
1 Overlook Point
Lincolnshire, IL 60069
Attn: Charles R. Lamphere
Fax: 847-634-9598

EXHIBIT A

Form of Assignment and Assumption Agreement

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (the “Assignment”) is made as of July 28, 2005, by and between Fore Holdings, LLC, an Illinois limited liability company (“Assignor”), and Clinton Industries L.L.C., an Illinois limited liability company (“Clinton”), Lake D.G.R. Associates I, LLC, an Illinois limited liability company (“DGR”), and L.L.L. Partnership, LLC, an Illinois limited liability company (“LLL”; together with Clinton and DGR the “Assignees” and each an “Assignee”), with respect to the Assignor’s fifty-one percent (51%) partnership interest (the “Purchased Interest”) in Overlook Associates, an Illinois general partnership, (the “Partnership”).

WHEREAS, pursuant to that certain Partnership Interest Purchase and Sale Agreement (the “Purchase Agreement”) dated as of July 28, 2005, to which Assignor and the Assignees are parties, Assignor wishes to transfer to each Assignee, and each Assignee wishes to accept from Assignor, all of Assignor’s right, title and interest in and to the Purchased Interest, all rights appurtenant thereto and the obligations appurtenant thereto as specified herein, from and after the date of this Assignment.

NOW, THEREFORE, in consideration of the consideration provided for by the Purchase Agreement, the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Incorporation of Recitals. The foregoing recitals are incorporated herein.

2. Assignment and Transfer by Assignor. Assignor hereby assigns and transfers the Purchased Interest, fifty percent (50%) to Clinton, and twenty-five percent (25%) to DGR, and twenty-five percent (25%) to LLL, effective as of the date of this Assignment.

3. Assumption by Assignee. The Assignees each hereby accept the Purchased Interest, effective as of the date of this Assignment.

4. Obligations of Assignor.

(a) The parties hereby acknowledge and agree that neither Assignor nor Assignee shall be relieved of their respective indemnification obligations pursuant to:

(i) that certain Real Estate Purchase Agreement between Assignor and Assignees, collectively as sellers, and The Northwestern Mutual Life Insurance Company, a Wisconsin corporation (“Northwestern”), as buyer, dated as of July 28, 2005, for the purchase of real property commonly known as Two Overlook Point and Three Overlook Point; and

(ii) that certain Real Estate Purchase Agreement between the Partnership, as seller, and Corporate Overlook Campus, LLC, as buyer, dated as of July 28, 2005, for the purchase of an undivided eighty and 40/100 percent (80.4%) tenancy-in-common interest in the real property commonly known as One Overlook Point.

(b) The parties agree that Assignees shall, jointly and severally, indemnify, defend and hold Assignor harmless from any cost, claim, liability or expense arising from any cause of action whatsoever relating to that certain Indemnity Agreement dated as of August 28, 2003 by and between the Partnership and WN.

5. Governing Law. This Assignment shall be subject to and governed by the laws of the State of Illinois, irrespective of its conflict of laws principles and irrespective of whether one or more of the parties now is or may become a resident of a different state. The parties agree that all disputes between them arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Assignment and whether arising in contract, tort, equity, or otherwise, shall be resolved only by state or federal courts located in Cook County, Illinois. The parties waive any and all objections that it may have to the location of the court considering the dispute. The parties waive personal service of any process upon them and consent that all such service of process be made by registered mail directed to each of them at the address stated on the signature page to the Purchase Agreement, absent written agreement to the contrary.

6. Miscellaneous. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. This Assignment may be executed by facsimile, and a facsimile signature shall constitute an original signature for purposes of this Assignment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption Agreement as of the date first above written.

ASSIGNOR:		ASSIGNEES:

Fore Holdings, LLC,		Clinton Industries L.L.C.,
an Illinois limited liability company		an Illinois limited liability company

By:		By:
Name:	C. Lawrence Connolly, III	Name:	Gerard M. Kenny
Its:	Authorized Representative	Its:

Lake D.G.R. Associates I, LLC,
an Illinois limited liability company

By:
		Name:	Donald L. Asher
Its:

L.L.L. Partnership, LLC,
an Illinois limited liability company

By:
		Name:	Charles R. Lamphere
Its: